Supplement dated June 16, 2011
to the Class P Prospectus
for Principal Funds, Inc.
dated March 1, 2011

(as supplemented on March 14, 2011 and May 3, 2011)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

FUND SUMMARIES

DIVERSIFIED INTERNATIONAL FUND

Add the following under the Performance heading, just above the Total Returns as of December 31 each year heading:

Effective June 30, 2011, the benchmark will change. The Investment Advisor and Sub-Advisor believe the
MSCI EAFE Index NDTR D is more widely used for funds in the foreign large blend category than the
MSCI ACWI Ex-US Index.

Add the following to the Average Annual Total Returns table:

Average Annual Total Returns
For the periods ended December 31, 2010	1 Year	5 Years	10 Years
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	7.75%	2.46%	3.50%

GLOBAL DIVERSIFIED INCOME FUND
In the Performance section, delete the paragraph immediately above the Total Returns as of
December 31 heading and substitute:

Effective March 31, 2011, the weightings for Global Diversified Income Custom Index changed to the following: 35% Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, 25% blend of 50%
BofA Merrill Lynch Fixed Rate Preferred Securities Index and 50% Barclays Capital U.S. Tier I Capital
Securities Index, 11% blend of 75% FTSE EPRA/NAREIT Developed Index and 25% Barclays Capital
Investment Grade CMBS Index, 12% Barclays Capital U.S. Dollar Emerging Markets Bond Index, 7%
MSCI All Country World Value Index (ACWVI), and 10% Tortoise Midstream MLP Index.

In the Average Annual Total Returns table, delete the row related to the MSCI All Country World Index
(ACWI) and add:

Average Annual Total Returns
For the periods ended December 31, 2010	1 Year	Life of Fund
MSCI All Country World Value Index (ACWVI) (reflects no deduction for fees, expenses, or taxes)	10.22%	21.70%

GOVERNMENT & HIGH QUALITY BOND FUND

Effective July 1, 2011, under the Management and Sub-Advisor(s) and Portfolio Manager(s) headings, insert the following:
• Greg L. Tornga (since 2011), Head of Fixed Income and Portfolio Manager

INCOME FUND

Effective July 1, 2011, under the Management and Sub-Advisor(s) and Portfolio Manager(s) headings, insert the following:
• Greg L. Tornga (since 2011), Head of Fixed Income and Portfolio Manager

SHORT-TERM INCOME FUND

Effective July 1, 2011, under the Management and Sub-Advisor(s) and Portfolio Manager(s) headings, insert the following:
• Greg L. Tornga (since 2011), Head of Fixed Income and Portfolio Manager

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Throughout the table, delete the row labeled “Securities Lending Risk” and related explanatory text.

MANAGEMENT OF THE FUNDS

The Sub-Advisors
Effective July 1, 2011, in the section for Edge Asset Management, Inc., add the following:

Greg L. Tornga joined Edge in 2011. Previously, Mr. Tornga worked at Payden & Rygel Investment
Management in Los Angeles. He earned a bachelor’s degree from the University of Michigan and an MBA from the Argyros School of Business at Chapman University. Mr. Tornga has earned the right to use the
Chartered Financial Analyst designation.

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